                           ASSET PURCHASE AGREEMENT


                                by and between


                       COLLEGE GOLF CENTER PARTNERSHIP,


                                    Seller,


                                      and


                    PALM DESERT FAMILY GOLF CENTERS, INC.,


                                   Purchaser




                                   PREMISES:

                   COLLEGE OF THE DESERT GOLF DRIVING RANGE
                           73-450 Fred Waring Drive
                             Palm Desert, CA 92260




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                        INDEX OF EXHIBITS AND SCHEDULES

EXHIBIT A                  JOINT OCCUPANCY AGREEMENT AND AMENDMENTS
EXHIBIT B-1                PERSONAL PROPERTY
EXHIBIT B-2                EXCLUDED PERSONAL PROPERTY
EXHIBIT C                  CONTRACTS AND OTHER AGREEMENTS
EXHIBIT D                  SUBJOINT OCCUPANCY AGREEMENT
EXHIBIT E                  CONSENT TO SUBOCCUPANCY AND ASSIGNMENT
EXHIBIT F                  SIGNAGE, LANDSCAPING AND FENCE IMPROVEMENTS



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                           ASSET PURCHASE AGREEMENT

         THIS ASSET PURCHASE AGREEMENT, made as of the __ day of ________, 1997 (this "Agreement"), by and between COLLEGE GOLF CENTER PARTNERSHIP, a California general partnership having an address at 73-450 Fred Waring Drive, Palm Desert, California 92260 ("Seller"), and PALM DESERT FAMILY GOLF CENTERS, INC., a Delaware corporation having an address at 225 Broadhollow Road, Suite 106E, Melville, New York 11747 ("Purchaser").

                             W I T N E S S E T H :

         WHEREAS, Seller is the joint occupant of certain real property located at 73-450 Fred Waring Drive, Palm Desert 92260 (the "Land") and the buildings and improvements located on the Land (the "Improvements" and, together with the Land, the "Premises") pursuant to a certain Joint Occupancy Agreement dated June 15, 1995, which was amended by First Amendment to Joint Occupancy Agreement dated July 1, 1995, Second Amendment to Joint Occupancy Agreement dated September 8, 1995, and Third Amendment to Joint Occupancy Agreement dated December 13, 1996 (the Joint Occupancy Agreement and its amendments are hereinafter collectively referred to as the "Joint Occupancy Agreement"), copies of which are attached hereto as Exhibit A and made a part hereof;

         WHEREAS, Seller operates a golf driving range and related facilities at the Premises under the name "College of the Desert Practice Center" (the "Business"); and

         WHEREAS, Seller wants to permit Purchaser to suboccupy the Premises, and ultimately assign the Joint Occupancy Agreement to Purchaser, and Purchaser wants to suboccupy the Premises and ultimately assume the Joint Occupancy Agreement from



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Seller, on the terms, and subject to the conditions, set forth in that certain
Suboccupancy Agreement described below.

         WHEREAS, Seller wants to sell, and Purchaser wants to purchase certain assets used in connection with the operation of the Business.

         NOW, THEREFORE, in consideration of the terms and conditions set forth herein, and other good and valuable consideration, the mutual receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to the foregoing and as follows:

         1.       Agreement to Sell and Purchase.

                  1.1 Property to be Purchased by Purchaser. Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase and acquire from Seller, upon the terms and conditions hereinafter set forth, all of Seller's right, title and interest in and to the following property (collectively, the "Owned Property"):

                           1.1.1 all furnishings, fixtures, machinery,
equipment, vehicles and personalty attached or appurtenant to or used in connection with the Premises that are owned by Seller, and all inventories, supplies, sales, marketing and instructional materials of every kind and description relating to the Business, wherever located, including without limitation, the items described on Exhibit B-1 attached hereto and made a part hereof (the "Personal Property"), except specifically not including the items described on Exhibit B-2 attached hereto and made a part hereof;

                           1.1.2 the files, books, notices and other
correspondence from any governmental agencies, and other records used or employed by Seller or its affiliates in

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connection with the leasing of the Premises and/or operation of the Premises and the Business (collectively, the "Records");

                           1.1.3 any consents, authorizations, variances,
waivers, licenses, certificates, permits and approvals held by or granted to Seller in connection with the leasing and/or operation of the Premises (collectively, the "Permits");

                           1.1.4 any manufacturers' and vendors' warranties
and guarantees, except to the extent the same relate solely to any Retained Assets or Retained Liabilities (the "Claims"); and

                           1.1.5 the contracts, leases, and other agreements
relating to the Premises as listed on Exhibit C attached hereto and made a part hereof (collectively, the "Contracts")

                           1.1.6 any other properties and assets of every kind
and nature, real or personal, tangible or intangible, owned by Seller, relating in any way whatsoever to the Premises or the Business, except to the extent the same relate solely to the Retained Assets or Retained Liabilities.

                  1.2 Property to be Suboccupied by Seller and Purchaser. Concurrently with the execution of this Agreement and the Closing hereunder, Seller agrees to permit the Purchaser to suboccupay the Premises pursuant to the Suboccupancy Agreement attached hereto as Exhibit D and made a part hereof (the "Suboccupancy Agreement").

                  1.3 Assets to be Retained by Seller. Anything herein to the contrary notwithstanding, Seller shall not sell, and Purchaser shall not acquire, the following assets of Seller (the "Retained Assets"):

                           1.3.1 any rights of Seller with respect to
insurance policies owned by Seller or for which Seller is the named insured;


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                           1.3.2 all cash, funds in bank accounts and cash
equivalents existing as of the date hereof; and

                           1.3.3 any patents, trademarks, trademark
registrations, copyrights, copyright registrations, trade names and all registrations thereof and all applications for any of the foregoing, whether issued or pending, if any, and all goodwill associated with any of the foregoing (the "Intangible Assets").

                  1.4 Liabilities to be Retained by Seller. Seller shall retain, and Purchaser shall not assume, perform, discharge or pay, and shall not be responsible for, any and all liabilities or obligations of any nature whatsoever in connection with or relating to the Owned Property or the Premises, Seller or the Business or any predecessor owner of the Property or the Business other than those specifically assumed hereunder and relate to the post-closing period (collectively, the "Retained Liabilities").

         2. Consideration. In consideration for the Owned Property, Purchaser shall pay to Seller Ten Thousand Dollars ($10,000.00) which shall be payable on the date hereof in cash, or by certified or bank check or by the wire transfer of funds, and Purchaser shall also pay to Seller the amounts payable pursuant to the Suboccupancy Agreement.

         3. Title. Seller will convey the Owned Property to Purchaser free and clear of any and all monetary liens, charges, encumbrances, mortgages, pledges, security interests, easements, agreements and other interests and adverse claims (collectively, "Encumbrances").

         4. Apportionments.



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                  4.1 The following items shall be apportioned as of 11:59 PM on February 1, 1997:

                           4.1.1 real estate taxes and assessments, on the
basis of the fiscal year for which the same are levied, imposed or assessed, subject to Section 4.2 hereof;

                           4.1.2 charges for water, sewer rents, electricity,
steam, gas and telephone, which are not metered; provided that if the consumption of any of such utilities is measured by meters, at the Closing (as hereinafter defined) Seller shall furnish a current reading of each meter; and further provided that if there is not a meter or if the current bill for any of such utilities has not been issued prior to the Closing Date, the charges therefore shall be adjusted at the Closing on the basis of the charges for the prior period for which bills were issued and shall be further adjusted when the bills for the current period are issued;

                           4.1.3 utility deposits, to the extent actually
assigned to Purchaser;

                           4.1.4 fuel, if any, at Seller's cost therefor (as
determined by Seller's fuel supplier).

                           4.1.5 revenue, income and accounts receivable from
the use and/or operation of the Property.

                           4.1.6 all amounts payable under the Joint Occupancy
Agreement and the Suboccupancy Agreement, on the basis of when same is due and payable.

                  4.2 If the Closing shall occur before the real estate tax rate is fixed, the apportionment of real estate taxes shall be based upon the tax rate for the next preceding year applied to the latest assessed valuation.


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                  4.3 To the extent that any of the prorations made pursuant to this Article are based upon estimates of payments to be made and/or expenses to be incurred by Purchaser subsequent to the Effective Date, or either party discovers any errors in or omissions in respect of the Adjustment, Seller and Purchaser agree to adjust such prorations promptly upon receipt by Seller or Purchaser, as the case may be, of such payments or of bills or other documentation setting forth the actual amount of such expenses.

                  4.4 Seller and Purchaser shall maintain and make available to each other any books or records necessary for the adjustment of any item pursuant to this Article. The provisions of this Article shall survive the Closing (as hereinafter defined).

         5. The Closing.

                  5.1 The closing of the transaction provided for in this Agreement (the "Closing") shall take place simultaneously with the execution and delivery of this Agreement (the actual date of the Closing being referred to herein as the "Closing Date").

                  5.2 At the Closing, Seller shall deliver or cause to be delivered to Purchaser physical possession of the Owned Property (receipt of which may be actual or constructive) and the following:

                           5.2.1 a Consent to Suboccupancy and Assignment in
the form attached hereto as Exhibit E.

                           5.2.2 a bill of sale conveying, transferring and
selling to Purchaser all right, title and interest of Seller in and to all of the Personal Property, which bill of sale shall provide that the Personal Property is being conveyed to Purchaser in its "as is" condition with all present faults, except that it shall contain a warranty that such property


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is owned by Seller free and clear of all Encumbrances, duly executed and acknowledged by Seller;

                           5.2.3 an assignment and assumption agreement (the
"Assignment and Assumption Agreement") assigning to Purchaser all of Seller's right, title and interest in and to the Permits and the Claims, duly executed and acknowledged by Seller;

                           5.2.4 a settlement statement (the "Settlement
Statement") setting forth the amounts paid by or on behalf of and/or credited to each of Purchaser and Seller pursuant to this Agreement;

                           5.2.5 a Certificate or Certificates of Occupancy
for all Improvements;

                           5.2.6 any transfer tax or other return required by
any applicable governmental authority in connection with the subleasing of the Joint Occupancy Agreement Property, duly executed and acknowledged by Seller, if any is required;

                           5.2.7 an inventory of memorabilia to be kept and/or
displayed on the Premises;

                           5.2.8 keys to all locks relating to the Property,
appropriately labeled;

                           5.2.9 the Suboccupancy Agreement, duly executed and
acknowledged by Seller;

                           5.2.10 all other instruments and documents to be
executed, acknowledged where appropriate and/or delivered by Seller to Purchaser pursuant to any of the other provisions of this Agreement; and

                           5.2.11 such other documents as may be reasonably
required to complete this transaction.


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                  5.3 At the Closing, Purchaser shall deliver or cause to be delivered to Seller the following:

                           5.3.1 the cash consideration referred to in Section
2 hereof;

                           5.3.2 the Assignment and Assumption Agreement, duly
executed and acknowledged by Purchaser;

                           5.3.3 the Settlement Statement, duly executed and
acknowledged by Purchaser;

                           5.3.4 all other instruments and documents to be
executed, acknowledged where appropriate and/or delivered by Purchaser to Seller;

                           5.3.5 the Suboccupancy Agreement, duly executed and
acknowledged by the Purchaser, and the option consideration required thereunder; and

                           5.3.6 such other documents as may be reasonably
required to complete this transaction.

         6. Representations and Warranties.

                  6.1 Seller represents and warrants to Purchaser as follows:

                           6.1.1 Organization; Power and Authority. Seller is
a partnership duly formed validly existing and in good standing under the laws of the State of California, and has all requisite power and authority to carry on its business as it is now being conducted, to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

                           6.1.2 Due Authorization and Execution; Effect of
Agreement. The execution, delivery and performance by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby have been duly authorized by all


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necessary partnership action required to be taken on the part of Seller. This
Agreement has been duly and validly executed and delivered by Seller and constitutes the valid and binding obligation of Seller, enforceable in accordance with its terms, except to the extent that such enforceability (a) may be limited by bankruptcy, insolvency, or other similar laws relating to creditors' rights generally; and (b) is subject to general principles of equity.

                           6.1.3 Consents. No consent, approval or
authorization of, exemption by, or filing with, any governmental or regulatory authority or any third party is required in connection with the execution, delivery and performance by Seller of this Agreement, except for consents, approvals, authorizations, exemptions and filings, if any, which have been obtained.

                           6.1.4 Compliance with Applicable Laws. Seller is
not engaging in any activity or omitting to take any action as a result of which Seller is in violation of any law, rule, regulation, ordinance, statute, order, injunction or decree, or any other requirement of any court or governmental or administrative body or agency, applicable to the Property or the Business, and neither the execution and delivery by Seller of this Agreement or of any of the other agreements and instruments to be executed and delivered by it pursuant hereto, the performance by Seller of its obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby will result in any such violation. Seller is in compliance with all material requirements imposed in writing by any insurance carrier of Seller to the extent such carrier is an insurer or indemnitor of the Property. Except with respect to certain fencing, landscaping and signage work which must be undertaken by Seller, as more particularly described in Exhibit F, the Premises are not subject to any notice of violation of law, municipal ordinance, orders or

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requirements issued by any building department or other governmental agency or subdivision having jurisdiction.


                           6.1.5 Permits. All Permits required by any federal,
state, or local law, rule or regulation and necessary for the operation of the Property and the Business as currently being conducted have been obtained and are currently in effect. No registrations, filings, applications, notices, transfers, consents, approvals, orders, qualifications, waivers or other actions of any kind are required by virtue of the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby (a) to avoid the loss of any Permit or the violation of any law, regulation, order or other requirement of law, or (b) to enable Purchaser to continue the operation of the Property as presently conducted after the Closing. To the best of seller's knowledge, the current use and occupation of any portion of the Premises does not violate any of, and, where applicable, is in material compliance with, the Permits, any applicable deed restrictions or other covenants, restrictions or agreements including without limitation, any of the Permitted Exceptions, site plan approvals, zoning or subdivision regulations or urban redevelopment plans applicable to the Premises.

                           6.1.6 Title to Assets. Seller has good and
marketable title to the Owned Property free and clear of all Encumbrances.

                           6.1.7 Contracts. Other than the Joint Occupancy
Agreement and the Contracts, Seller is not a party to any Joint Occupancy Agreements, contracts, orders or agreements relating to the Property or the Business (written or otherwise).


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                           6.1.8 Condition of the Improvements. There are no
repairs Seller intends to make or is obligated to make pursuant to the Joint Occupancy Agreement except for the landscaping, fencing and signage improvements listed on Exhibit F.

                           6.1.9 Condition of Personal Property. The Owned
Property is free and clear of any monetary liens.

                           6.1.10 Joint Occupancy Agreement. The Joint
Occupancy Agreement contained in Exhibit A constitutes a true, complete and accurate copy of the Joint Occupancy Agreement by which Seller utilizes and occupies the Premises. There are no other amendments or modifications to the Joint Occupancy Agreement or any other agreements relating to the leasing or use of the Premises, except as otherwise stated in this Agreement, to which Seller is a party and which would be binding upon Purchaser.

                  6.1.11 Joint Occupancy Agreement Defaults.

                           6.1.11.1 Seller is not and has not received any
notice from the District that Seller is in default under the Joint Occupancy Agreement.

                           6.1.11.2 Seller has not given notice to the
District, nor does Seller have any knowledge or make any claim that the District is in default under the Joint Occupancy Agreement.

                  6.1.12 Environmental Matters.

                           6.1.12.1 As used in this Agreement "Hazardous
Material" shall mean: (I) any "hazardous substance" as now defined pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), 42 U.S.C. ss. 9601(33); (ii) any "pollutant or contaminant" as defined in 42 U.S.C. ss. 9601(33); (iii) any

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material now defined as
"hazardous waste" pursuant to 40 C.F.R. Part 261; (iv) any petroleum, including crude oil and any fraction thereof; (v) natural or synthetic gas usable for fuel; (vi) any "hazardous chemical" as defined pursuant to 29 C.F.R. Part 1910; (vii) any asbestos, asbestos containing material, polychlorinated biphenyl ("PCB"), or isomer of dioxin, or any material or thing containing or composed of such substance or substances; and (viii) any other pollutant, contaminant, chemical, or industrial or hazardous, toxic or dangerous waste, substance or material, defined or regulated as such in (or for purposes of any Environmental Law (as hereinafter defined) and any other toxic, reactive or flammable chemicals.

                           6.1.12.2 To the best of Seller's knowledge, there
is no Hazardous Material at, under or on the Premises and there is no ambient air, surface water, groundwater or land contamination in levels violating Environmental Laws within, under, originating from or relating to the Premises. Seller has not, and has not caused to be, manufactured, processed, distributed, used, treated, stored, disposed of, transported or handled any Hazardous Material at, on or under the Premises, and will indemnify Purchaser from and against any breach of the foregoing.

                           6.1.12.3 Seller has no obligation or liability
imposed or based upon any provision under the Joint Occupancy Agreement or any foreign, federal, state or local law, rule, or regulation or common law, or under any code, order, decree, judgment or injunction applicable to Seller or the Property or any notice, or request for information issued, promulgated, approved or entered thereunder, or under the common law, or any tort, nuisance or absolute liability theory, relating to public health or safety, worker health or safety, or pollution, damage to or protection to the environment, including


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without limitation, laws relating to emissions, discharges, releases or threatened releases of Hazardous Material into the environment (including without limitation, ambient air, surface water, groundwater, land surface or subsurface), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, generation, disposal, transport or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes (hereinafter collectively referred to as "Environmental Laws").

                           6.1.12.4 Seller has not been subject to any civil,
criminal or administrative action, suit, claim, hearing, notice of violation, investigation, inquiry or proceeding for failure to comply with, or received notice of any violation or potential liability under the Environmental Laws in respect of the Premises.


                           6.1.12.5 To the best of Seller's knowledge, the
Premises are not (a) listed or proposed for listing on the National Priority List or (b) listed on the Comprehensive Environmental Response, Compensation, Liability Information System List ("CERCLIS") promulgated pursuant to CERCLA, 42 U.S.C. ss. 9601(9), or any comparable list maintained by any foreign, state or local government authority.

                           6.1.12.6 To the best of Seller's knowledge, there
are no underground storage tanks at the Premises and Seller further warrants and represents that Seller's prior use and operation of underground storage tanks, if any, has been in compliance with all Environmental Laws.

                  6.1.13 Tax Proceedings. There are no proceedings pending regarding the reduction of real estate taxes or assessments in respect of the Premises.

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                  6.1.14 Utilities. All water, storm and sanitary sewer, gas, electricity, telephone and other utilities adequately service the Premises, enter the Premises through lands as to which valid public or private easements exist that will inure to the benefit of Purchaser and the Premises are furnished by facilities of public utilities and to the best of Seller's knowledge the cost of installation of such utilities has been fully paid.

                  6.1.15 Access. To the best of Seller's knowledge, there are no federal, state, county, municipal or other governmental plans to change the highway or road system in the vicinity of the Premises which could materially restrict or change access from any such highway or road to the Premises or any pending or threatened condemnation or eminent domain proceedings relating to or affecting the Premises. All roads bounding the Premises are public roads and this Agreement is the only instrument necessary to convey to Purchaser full access to and the right to use such roads freely.

                  6.1.16 Insurance Requirements. To the best of Seller's knowledge, all requirements or recommendations by any insurer or by any board of fire underwriters or similar body in respect of the Property have been satisfied.

                  6.1.17 Litigation. Except for the city's requirements for landscaping, signage and fencing, there is no action or proceeding (zoning or otherwise) or governmental investigation pending, or, to the best of Seller's knowledge, threatened against, or relating to, Seller (insofar as it relates to the Premises or the Business), the Premises, the Business or the transactions contemplated by this Agreement, nor to the best of Seller's knowledge is there any basis for any such action, proceeding or investigation.

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                  6.1.18 Assessments. To the best of Seller's knowledge there are no special or other assessments for public improvements or otherwise now affecting the Premises nor does Seller know of (a) any pending or threatened special assessments affecting the Premises or (b) any contemplated improvements affecting the Premises that may result in special assessments affecting the Premises.

                  6.1.19 Employee Agreements. There are no union or employment contracts or agreements (written or oral) involving employees of Seller or its affiliates affecting the Property or the Business which will survive the Closing for more than thirty (30) days. All employees of Seller will have been given notice of termination prior to the date hereof.

                  6.1.20 Work at the Premises. No services, material or work have been supplied to the Premises for which payment has not been made in full.

                  6.1.21 Financial Condition. Prior to the closing, Seller has delivered to Purchaser true and correct copies of (1) financial statements consisting of balance sheets and income statements of Seller as of December 31, 1996; and (2) internal reports for the months ended January 31, 1997, and for the period commencing February 1, 1997 through the date immediately prior to the date hereof. Each such balance sheet presents fairly the financial condition, assets and liabilities of Seller as of its date; each such statement of income presents fairly the results of operations of Seller for the period indicated. The financial statements referred to in this Section are in accordance with the books and records of Seller. Since December 31, 1996 and since January 31, 1997: (a) there has at no time been a material adverse change in the financial condition, results of operations, businesses, properties, assets, liabilities or future prospects of Seller, the

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Property or Business; (b) the Business has been conducted in all respects only in the ordinary course; and (c) Seller has not suffered an extraordinary loss (whether or not covered by insurance) or waived any right of substantial value.

                  6.1.22 Full Disclosure. To the best knowledge of Seller, none of the information supplied by Seller herein or in the exhibits hereto contains any untrue statement of a material fact or omits to state a material fact required to be stated herein or necessary in order to make the statements herein, in light of the circumstances under which they are made, not misleading.

         6.2 Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to Seller as follows:

                  6.2.1 Organization; Power and Authority. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to carry on its business as it is now being conducted, to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

                  6.2.2 Due Authorization and Execution; Effect of Agreement. The execution, delivery and performance by Purchaser of this Agreement and the consummation by Purchaser of the transactions contemplated hereby have been duly authorized by all necessary corporate action required to be taken on the part of Purchaser. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes the valid and binding obligation of Purchaser, enforceable in accordance with its terms. The execution, delivery and performance by Purchaser of this Agreement and the consummation by Purchaser of the transactions contemplated hereby

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will not, with or without the giving of notice or the lapse of time, or both,
(a) violate any provision of any law, rule or regulation to which Purchaser is subject; (b) violate any order, judgment or decree applicable to Purchaser; or
(c) conflict with or result in a breach of or a default under any term or condition of Purchaser's Certificate of Incorporation or By-Laws or any agreement or other instrument to which Purchaser is a party or by which it or its assets may be bound, except in each case, for violations, conflicts, breaches or defaults which in the aggregate would not materially hinder or impair the consummation of the transactions contemplated hereby.

                  6.3 Survival. The representations and warranties of the parties made in this Article 6 shall survive the Closing for a period of two
(2) years, except for environmental issues which shall survive until the expiration of the statute of limitations.

         7. Further Assurances. At any time and from time to time after the Closing, each party shall, at the request of the other, execute and deliver any further instruments or documents and take all such further action as such other may reasonably request in order to transfer into the name of Purchaser any and all Property contemplated to be sold pursuant to this Agreement and to further consummate the transactions contemplated by this Agreement. This Article shall survive the Closing.

         8. Brokers. Seller and Purchaser warrant and represent to each other that they dealt with no broker, finder or similar agent or party who or which might be entitled to a commission or compensation on account of introducing the parties, the negotiation or execution of this Agreement and/or the closing of the transaction provided for herein. Purchaser and Seller hereby respectively agree to indemnify and hold harmless the other party from and against all loss, liability, damage and expense (including, without limitation,

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attorneys' fees) imposed upon or incurred by the other party by reason of any claim for commissions or other compensation for bringing about this transaction by any broker, finder or similar agent or party who claims to have dealt with the indemnifying party in connection with this transaction. The provisions of this Article shall survive the Closing or any termination of this Agreement.

         9. Costs and Fees. Documentary stamps for the subleasing and/or assignment of the Joint Occupancy Agreement, if any, shall be payable by Seller, and in no event be payable by Purchaser. Purchaser shall pay the expenses incurred in connection with (a) the examination of title, and (b) a survey of the Property. Any other similar costs not expressly provided for elsewhere in this Agreement shall be divided and borne in accordance with the usual practices in the jurisdiction where the Premises are located. The provisions of this Article shall survive the Closing.

         10. Indemnification.

                  10.1 Subject to the further provisions of this Article, Seller shall protect, defend, hold harmless and indemnify Purchaser, its officers, directors, shareholders, employees, agents and affiliates, and their respective successors and assigns, from, against and in respect of any and all losses, liabilities, deficiencies, penalties, fines, costs, damages and expenses whatsoever (including without limitation, reasonable professional fees and costs of investigation, litigation, settlement, and judgment and interest) ("Losses") that may be suffered or incurred by any of them arising from or by reason of (i) any Retained Liability or other liability or obligation of Seller; (ii) the breach of any representation, warranty, covenant or agreement of Seller contained in this Agreement or the Suboccupancy Agreement; and (iii) any and all actions, suits, proceedings, claims,


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demands, assessments, judgments, costs and expenses (including without limitation, interest, penalties, reasonable legal fees and accounting fees) incident to the foregoing and the enforcement of the provisions of this
Section 10.1.

                  10.2 Subject to the further provisions of this Article, Purchaser shall protect, defend, hold harmless and indemnify Seller, its partners, employees and agents, and its successors and assigns from, against and in respect of any and all Losses that may be suffered or incurred by any of them arising from or by reason of (i) the breach of any representation, warranty, covenant or agreement of Purchaser contained in this Agreement or in any document or other writing delivered pursuant to this Agreement; and (ii) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses (including without limitation, interest, penalties, reasonable legal fees and accounting fees) incident to the foregoing and the enforcement of the provisions of this Section 10.2.

                  10.3 Whenever a party hereto (such party and each of its affiliates which is entitled to indemnification pursuant to any provision of this Agreement, an "Indemnified Party") shall learn after the Closing of a claim that, if allowed (whether voluntarily or by judicial or quasi-judicial tribunal or agency), would give rise to an obligation of another party (the "Indemnifying Party") to indemnify the Indemnified Party under any provision of this Agreement, before paying the same or agreeing thereto, the Indemnified Party shall promptly notify the Indemnifying Party in writing of all such facts within the Indemnified Party's knowledge with respect to such claim and the amount thereof (a "Notice of Claim"). If, prior to the expiration of fifteen (15) days from the mailing of a Notice of Claim, the Indemnifying Party shall request, in writing, that such claim not be

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







paid, the Indemnified Party shall not pay the same, provided the Indemnifying Party proceeds promptly, at its or their own expense (including employment of counsel reasonably satisfactory to the Indemnified Party), to settle, compromise or litigate, in good faith, such claim. After notice from the Indemnifying Party requesting the Indemnified Party not to pay such claim and the Indemnifying Party's assumption of the defense of such claim at its or their expense, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expense subsequently incurred by the Indemnified Party in connection with the defense thereof. However, the Indemnified Party shall have the right to participate at its expense and with counsel of its choice in such settlement, compromise or litigation. The Indemnified Party shall not be required to refrain from paying any claim which has matured by a court judgment or decree, unless an appeal is duly taken therefrom and execution thereof has been stayed, nor shall the Indemnified Party be required to refrain from paying any claim where the delay in paying such claim would result in the foreclosure of a lien upon any of the property or assets then held by the Indemnified Party. The failure to provide a timely Notice of Claim as provided in this Section 10.3 shall not excuse the Indemnifying Party from its or their continuing obligations hereunder; however, the Indemnified Party's claim shall be reduced by any damages to the Indemnifying Party resulting from the Indemnified Party's delay or failure to provide a Notice of Claim as provided in this Section 10.3.

                  10.4 For purposes of this Article, any assertion of fact and/or law by a third party that, if true, would constitute a breach of a representation or warranty made by a party to this Agreement or make operational an indemnification obligation hereunder, shall, on the date that such assertion is made, immediately invoke the Indemnifying

Party's obligation to protect, defend, hold harmless and indemnify the Indemnified Party pursuant to this Article.

                  10.5 The obligation of Seller under Section 10.1 hereof shall be satisfied first by a reduction in the balance due and owing from Purchaser pursuant to the Assignment Option provisions contained in the Suboccupancy Agreement, and, if the Assignment Option funds are inadequate to provide indemnification to Purchaser, then from Seller directly.

         11. Bulk Sales. The parties agree to waive the requirements, if any, of all applicable bulk sales laws. As an inducement to Purchaser to enter into such waiver, Seller represents and warrants that (a) it will not be rendered insolvent by the transactions contemplated by this Agreement, (b) all debts, obligations and liabilities relating to the Property and Business that are not expressly assumed by Purchaser under this Agreement will be promptly paid and discharged by Seller as and when they become due, and (c) the sale of the Owned Property and the subleasing and assignment of the Joint Occupancy Agreement Property pursuant to this Agreement does not constitute a "bulk sale" within the meaning of applicable law. Seller agrees to indemnify and hold Purchaser harmless from, and reimburse Purchaser for, any loss, cost, expense, liability or damage which Purchaser may suffer or incur by virtue of the noncompliance by Seller or Purchaser with any laws pertaining to fraudulent conveyance, bulk sales or any similar law which might make the sale or transfer of any part of the Owned or Joint Occupancy Agreement Property or Business ineffective as to creditors of, or claimants against the Seller.

         12. Notices. All notices, demands, requests, consents or other communications ("Notices") which either party may desire or be required to give to the other hereunder shall be in writing and shall be delivered by hand, overnight express carrier, or sent by registered or certified mail, return receipt requested, postage prepaid, in either event, addressed to the parties at their respective addresses first above set forth. A copy of any Notice given by Seller to Purchaser shall simultaneously be given in either manner provided above to Squadron, Ellenoff, Plesent & Sheinfeld, LLP, 551 Fifth Avenue, New York, New York 10176, Attention: Kenneth R. Koch, Esq. A copy of any Notice given by Purchaser to Seller shall simultaneously be given in either manner provided above to William J. Harris, Esq., 777 South Pacific Coast Highway, Suite 101, Solana Beach, California 92075. Notices given in the manner aforesaid shall be deemed to have been given three (3) business days after the day so mailed, the day after delivery to any overnight express carrier and on the day so delivered by hand. Either party shall have the right to change its address(es) for the receipt of Notices by giving Notice to the other party in either manner aforesaid. Any Notice required or permitted to be given by either party may be given by that party's attorney.

         13. Miscellaneous.

                  13.1 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

                  13.2 This Agreement shall be governed by, interpreted under and construed and enforced in accordance with, the laws of the State of California.

                  13.3 The captions or article headings in this Agreement are for convenience only and do not constitute part of this Agreement.

                  13.4 This Agreement has been fully negotiated by the parties and rules of construction construing ambiguities against the party responsible for drafting agreements shall not apply.

                  13.5 It is agreed that, except where otherwise expressly provided in particular Articles or Sections of this Agreement, none of the provisions of this Agreement shall survive the Closing.

                  13.6 This Agreement (including the Exhibits annexed hereto) and the Suboccupancy Agreement contain the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings, if any, with respect thereto.

                  13.7 This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the party to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

                  13.8 No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof or of any other agreement or provision herein contained. No extension of the time for performance of any obligations or acts shall be deemed an extension of the time for performance of any other obligations or acts.

                  13.9 This Agreement may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed an original, but all of which taken together shall constitute but one and the same original.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                COLLEGE GOLF CENTER PARTNERSHIP, a
                                California General Partnership

                                By:      Lynn Shackelford, Inc.
                                         ----------------------------------
                                         By:
                                         Name: Lynn Shackelford
                                         Title:   President


                                By:      College Golf Center LLC
                                         By: REGOLF CORP., its member

                                         By:
                                         ----------------------------------
                                         Name: George Pappas
                                         Title:   President


                                PALM DESERT FAMILY GOLF CENTERS, INC., a
                                Delaware Corporation


                                By:
                                   ----------------------------------
                                Name:
                                Title: